Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 11, 2005, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”), the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions as may from time to time become parties thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 12, 2004 (as previously amended, modified or supplemented and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested an amendment to the Credit Agreement as more fully set forth herein;

WHEREAS, the Required Lenders have agreed to such amendment, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1 Section 1.1. The definition of “Subordinated Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subordinated Indebtedness” shall mean (a) the Indebtedness of the Borrower evidenced by the Senior Subordinated Notes and any subordinated indebtedness issued in compliance with Section 6.1(f) and 6.1(g) and (b) any other Indebtedness of the Borrower subordinated in right of payment to the Credit Party Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Administrative Agent.

1.2 Section 2.8(b)(iii). Section 2.8(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii) Issuances. Immediately upon receipt by any Credit Party of proceeds from (A) any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to (1) if such Debt Issuance is made pursuant to Section 6.1(g), fifty percent (50%) of the Net Cash Proceeds of such Debt Issuance; provided that if such Debt Issuance is made in replacement of, or exchange for, Subordinated Indebtedness permitted under Section 6.1(g), then no prepayment shall be required, and (2) if such Debt Issuance is any other Debt Issuance, one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance (each such prepayment to be applied as set forth in clause (vi) below), or (B) any Equity Issuance, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vi) below; provided that if such Equity Issuance is made in replacement of, or exchange for, Subordinated Indebtedness permitted under Section 6.1(g), then no prepayment shall be required.

1.3 Section 5.9. The first sentence of Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Credit Parties will cause each of their Domestic Subsidiaries with assets in excess of $100,000 or current annualized revenues in excess of $100,000, whether newly formed, after acquired or otherwise existing, to promptly (and in any event within 30 days (or such longer period of time as agreed to by the Administrative Agent) after its formation or acquisition) become a Guarantor hereunder by way of execution of a Joinder Agreement.

1.4 Section 6.1(g). Section 6.1(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) the Borrower may become and remain liable with respect to unsecured Subordinated Indebtedness in an amount not to exceed $250,000,000 at any time outstanding and refinancings, exchanges, extensions and renewals thereof, subject to Section 2.8(b)(iii), provided that (i) the terms and conditions of such Subordinated Indebtedness shall be the same or substantially the same as those of the Senior Subordinated Notes or as is otherwise approved by the Administrative Agent, (ii) after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, the Consolidated Pro Forma Leverage Ratio shall be less than or equal to the ratio that is 0.25 lower than the Consolidated Pro Forma Leverage Ratio then applicable as set forth in Section 6.6(a) and (iii) after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, the Borrower is in pro forma compliance with Section 6.6 and no Event of Default has occurred and is continuing or would otherwise arise as a result of the incurrence of the Indebtedness;

1.5 Section 6.1(h). Section 6.1(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) the Borrower may become and remain liable with respect to unsecured Subordinated Indebtedness incurred or assumed in connection with Permitted Acquisitions, provided that (i) the terms and conditions of such Subordinated Indebtedness shall be the same as those of the Senior Subordinated Notes or as is otherwise approved by the Administrative Agent and (ii) after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, the Borrower is in pro forma compliance with Section 6.6 and no Event of Default has occurred and is continuing or would otherwise arise as a result of the incurrence of the Indebtedness; and

1.6 Section 6.4(f). Section 6.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(f) Guarantors may become and remain liable with respect to Contingent Obligations arising under (1) guarantees of the Senior Subordinated Notes as set forth in and to the extent required under the Senior Subordinated Note Indenture as in effect on the Closing Date and (2) guarantees of Subordinated Indebtedness to the extent such Subordinated Indebtedness is issued pursuant to and in accordance with the terms of Section 6.1(g) hereof;

1.7 Section 6.5. Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.5 Restricted Junior Payments.

The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (a) the Borrower may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes and of any Subordinated Indebtedness issued in accordance with Sections 6.1(g) and (h) hereof in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Senior Subordinated Indenture or the indenture pursuant to which such other Subordinated Indebtedness is issued, as the case may be, in each case, as such indenture may be amended from time to time to the extent permitted under Section 6.13(b), (b) the Borrower may make Restricted Junior Payments pursuant to and in accordance with stock option plans, stock purchase plans or other benefit plans for management or employees of the Borrower or any Subsidiary including the redemption or purchase of shares of common stock of the Borrower held by former employees of the Borrower or any Subsidiary following the termination of their employment, in an amount not to exceed $500,000 (plus any amounts received by the Borrower after the Closing Date and prior to making such Restricted Junior Payment from the issuance of additional shares of its common stock to members of management or employees of the Borrower and its Subsidiaries), (c) the Borrower may make cash dividends and repurchase Capital

Stock of the Borrower in an aggregate amount not to exceed $10,000,000 per Fiscal Year so long as the Consolidated Pro Forma Leverage Ratio shall not exceed 3.00 to 1.0 both before and after giving pro forma effect to each such Restricted Junior Payment, and (d) the Borrower may make Restricted Junior Payments with proceeds from an Equity Issuance or from the issuance of Subordinated Indebtedness, in each case, in replacement of, or exchange for, Subordinated Indebtedness permitted under Section 6.1(g) to the extent such Equity Issuance or Subordinated Indebtedness is issued on terms reasonably satisfactory to the Administrative Agent; provided that in each case (i) the Borrower shall be in pro forma compliance with Section 6.6 both before and after giving pro forma effect to each such Restricted Junior Payment and (ii) no Event of Default shall have occurred and be continuing or would otherwise arise as a result of any such Restricted Junior Payment.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.

This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

(b) Fees. Receipt by the Administrative Agent of all fees and expenses of the Administrative Agent in connection with the arrangement, preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date of this Amendment and shall not be applied retroactively.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) No Default or Event of Default exists before or after giving effect to this Amendment.

3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4 Release of D. & D. Oil Co., Inc. Each of the parties hereto agree that D.& D. Oil Co., Inc. (“D&D”) is hereby released from its obligations as a Guarantor under the Credit Agreement and the Joinder Agreement dated as of September 2, 2005, by and among D&D, the Borrower, the Guarantors party thereto, and the Administrative Agent, is hereby terminated; provided, that the Credit Parties shall cause D&D to become a Guarantor, to execute a new Joinder Agreement and otherwise comply with the requirements of Section 5.9 of the Credit Agreement (as amended hereby) at such time and to the extent required by Section 5.9 of the Credit Agreement (as amended hereby).

3.5 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.6 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.8 Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

3.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.10 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE CREDIT PARTIES AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

3.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	THE PANTRY, INC.,
a Delaware corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Chief Financial Officer, Vice President–Finance and Secretary

GUARANTORS:	R & H MAXXON, INC.,
a South Carolina corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and
Assistant Secretary

KANGAROO, INC.,
a Georgia corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and
Assistant Secretary

D. & D. OIL CO., INC.,
a Georgia corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and
Assistant Secretary

ADMINISTRATIVE AGENT

AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Scott Joyce
Name: Scott Joyce
Title: Vice President

LENDERS (continued):

LANDMARK CDO LTD

By Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
Name:	Angela Bozorgmir
Title:	Director

LENDERS (continued):

ANTARES CAPITAL CORPORATION

By:	/s/ Renee M. Rempee
Name:	Renee M. Rempe
Title:	Senior Vice President

LENDERS (continued):

ANTARES FUNDING, L.P.

JPMorgan Chase Bank, N.A. as trustee of the Antares
Funding Trust created under the Trust Agreement dated as of November 30, 1999.

By:	/s/ Baris Akkaya
Name:	Baris Akkaya
Title:	Assistant Treasurer

LENDERS (continued):

MARINER CDO 2002, LTD.
By:	Antares Asset Management Inc., as Collateral
Manager

By:	/s/ David Schmuck
Name:	David Schmuck
Title:

NAVIGATOR CDO 2003, LTD.
By:	Antares Asset Management Inc., as Collateral
Manager

By:	/s/ David Schmuck
Name:	David Schmuck
Title:

LENDERS (continued):

CPL CBNA LOAN FUNDING LLC FOR ITSELF
OR AS AGENT FOR CPL CFPI FUNDING LLC

By:	/s/ Mikus Kins
Name:	Mikus Kins
Title:	Attorney-in-Fact

LENDERS (continued):

SIERRA CLO I, LTD

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer
Centre Pacific LLC (Manager)

LENDERS (continued):

Crédit Industriel et Commercial

By:	/s/ Anthony Rock	/s/ Sean Mounier
Name:	Anthony Rock	Sean Mounier
Title:	Vice President	First Vice President

LENDERS (continued):

Credit Suisse, Cayman Islands Branch

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Associate

LENDERS (continued):

Franklin CLO I, Limited

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

LENDERS (continued):

Franklin CLO II, Limited

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

LENDERS (continued):

Franklin CLO III, Limited

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

LENDERS (continued):

FRANKLIN CLO IV, LIMITED

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

LENDERS (continued):

GSC PARTNERS GEMINI FUND LIMITED

By:	GSCP (NJ), L.P., as Collateral Monitor
By:	GSCP (NJ), INC., its General Partner

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory
GSC Partners

LENDERS (continued):

GUARANTY BANK

By:	/s/ Michael Ansolabehere
Name:	Michael Ansolabehere
Title:	Vice President

LENDERS (continued):

INDOSUEZ CAPITAL FUNDING VI LIMITED
By:	Lyon Capital Management LLC
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Lyon Capital Management LLC
Alexander B. Kenna
Title:	Portfolio Manager

LENDERS (continued):

Premium Loan Trust I, Ltd.

By:	/s/ Timothy S. Van Kirk
Name:	Timothy S. Van Kirk
Title:	Managing Director

LENDERS (continued):

LCM I LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Lyon Capital Management LLC
Alexander B. Kenna
Title:	Portfolio Manager

LENDERS (continued):

LCM III, Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Lyon Capital Management LLC
Alexander B. Kenna
Title:	Portfolio Manager

LENDERS (continued):

Venture CDO 2002, Limited

By its investment advisor, MJX Asset
Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

LENDERS (continued):

Venture II CDO 2002, Limited

By its investment advisor, MJX Asset
Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

LENDERS (continued):

Venture III CDO, Limited

By its investment advisor, MJX Asset
Management LLC

By:	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

LENDERS (continued):

Kitty Hawk Trust
By:	Morgan Stanley Investment Management Inc.
as Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Vice President

LENDERS (continued):

Morgan Stanley Prime Income Trust

By:	/s/ Elizabeth Bodisch
Name:	Elizabeth Bodisch
Title:	Authorized Signatory

LENDERS (continued):

Dryden III - Leveraged Loan CDO 2002

/s/ Stephen J. Collins	SJC
By:	Prudential Investment Management, Inc.
as Collateral Manager
Name:	Stephen J. Collins
Title:	Vice President

LENDERS (continued):

Dryden IV - Leveraged Loan CDO 2003

/s/ Stephen J. Collins	SJC
By:	Prudential Investment Management, Inc.
as Collateral Manager
Name:	Stephen J. Collins
Title:	Vice President

LENDERS (continued):

Dryden Leveraged Loan CDO 2002-II

/s/ Stephen J. Collins	SJC
By:	Prudential Investment Management, Inc.
as Collateral Manager
Name:	Stephen J. Collins
Title:	Vice President

LENDERS (continued):

Loan Funding V, LLC

/s/ Stephen J. Collins	SJC
By:	Prudential Investment Management, Inc.
as Portfolio Manager
Name:	Stephen J. Collins
Title:	Vice President

LENDERS (continued):

Raymond James Bank, FSB

By:	/s/ Thomas F. Macina
Name:	Thomas F. Macina
Title:	Senior Vice President

LENDERS (continued):

Ameriprise Certificate Company
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

LENDERS (continued):

Centurion CDO 10 Limited
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

LENDERS (continued):

Cent CDO 11, Limited
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director – Operations

LENDERS (continued):

Centurion CDO 8, Limited
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

LENDERS (continued):

Centurion CDO 9, Limited
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

LENDERS (continued):

Centurion CDO II, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director - Operations

LENDERS (continued):

Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director – Operations

LENDERS (continued):

Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director – Operations

LENDERS (continued):

IDS Life Insurance Company
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director – Operations

LENDERS (continued):

Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director – Operations

LENDERS (continued):

VAN KAMPEN
SENIOR INCOME TRUST
By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

LENDERS (continued):

VAN KAMPEN
SENIOR LOAN FUND
By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

LENDERS (continued):

WELLS FARGO BANK, N.A.

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Vice President